LORD ABBETT SECURITIES TRUST

Lord Abbett Global Core Equity Fund

Supplement dated August 18, 2017 to the

Prospectus dated March 1, 2017

This supplement updates certain information contained in Global Core Equity Fund’s prospectus, and supersedes Global Core Equity Fund’s July 31, 2017 supplement with respect to the information below only. Please review this important information carefully.

The following language replaces the second, third, and fourth paragraphs on page 108 of the prospectus:

The Fund seeks to invest in companies that are undervalued based on various valuation criteria, such as forward price to earnings, dividend yield, and cash flow yield. The Investment Manager uses fundamental analysis of both companies and industries to attempt to determine the relative economic value of a business and support an assessment of the inherent investment risks. The Investment Manager also uses quantitative analysis in the investment process.

Generally, the fundamental analysis process evaluates various measures of a company’s financial condition. The Investment Manager may take into account both consensus expectations as well as proprietary fundamental analysis including near-term earnings, long-term normalized earnings, and earnings growth rates. The Investment Manager also considers other factors such as changes in economic conditions and financial environment, new or improved products and services, changes in management or structure of a company, price changes for a company’s products or services, and improved efficiencies resulting from new technologies or changes in distribution. The Investment Manager also employs quantitative analysis, such as valuation and risk models, to support its fundamental analysis and assist in stock selection, portfolio construction, and risk management.

Please retain this document for your future reference.